abrdn Funds

(the “Trust”)

abrdn Emerging Markets Sustainable Leaders Fund

(the “Fund”)

Supplement dated May 23, 2022 to the Fund’s Summary Prospectus,

dated February 28, 2022, as supplemented to date (the “Summary Prospectus”)

Fiona Manning, Senior Investment Director, and William Scholes, Investment Director, will be leaving abrdn on August 3, 2022 (the “Effective Date”). On the Effective Date, the following will replace the Portfolio Managers table for the Fund in the section entitled, “Portfolio Managers” on page 7 of the Summary Prospectus:

Name	Title	Served on the Fund Since
Nick Robinson, CFA®	Senior Investment Director	2022
Adam Montanaro, CFA®	Investment Director	2022
Kristy Fong, CFA®	Senior Investment Director	2022

Please retain this Supplement for future reference